Exhibit 99.3

UNS Energy Corporation
P.O. Box 711, HQE901
Tucson, Arizona 85702

(520) 884-3631
Fax: (520) 545-1519
pbonavia@uns.com

Paul Bonavia
Chairman, Chief Executive Officer

December 11, 2013

Dear Fellow Employee,

Thanks to your efforts, UNS Energy has established itself as a successful, well-run utility company. Our reputation for efficient, effective operations is reinforced daily through the safe, reliable and responsive service we provide our customers and the value we have created for our shareholders. As a result, we now have an exciting opportunity to strengthen our company in preparation for the significant challenges that face us – and the rest of our industry – in coming years.

UNS Energy’s Board of Directors has unanimously approved a definitive merger agreement with Fortis, Inc., Canada’s largest investor-owned gas and electric distribution utility. The agreement calls for Fortis to acquire all of the outstanding common stock of UNS Energy for $60.25 per share, a premium that reflects confidence in our underlying value. Depending on when the necessary regulatory and other approvals for the transaction are secured, UNS Energy could become a wholly owned subsidiary of Fortis before the end of 2014.

Like UNS Energy, Fortis was established as the publicly traded corporate parent of a local utility – Newfoundland Power – that has provided electric service since the late 1800s. As the company has expanded through a series of acquisitions to serve more than 2.4 million customers, it has retained its commitment to disciplined, patient growth through continued focus on operational excellence.

Maintaining Local Control

As with its previous acquisitions, Fortis plans to leave UNS Energy under local control. Our corporate headquarters will remain in Tucson under our current management team, and no changes will be made to employment levels, wages or benefits at Tucson Electric Power or UniSource Energy Services for at least two years after the merger is finalized. The leaders of Fortis proposed this merger because they like how our business is run, including our ongoing focus on organizational improvement and operational excellence.

In our capital-intensive industry, consolidation is an increasingly common response to the stark financial challenges posed by increasing environmental compliance requirements, prospective carbon costs, growing renewable energy mandates, stricter cyber-security laws and other new regulatory mandates. The ranks of independent investor owned utilities (IOUs) have dwindled over the past decade through mergers and acquisitions, leaving UNS Energy among the smallest in terms of market capitalization.

New Financial Strength

This merger will provide UNS Energy with new financial strength to help us address these challenges. Fortis will inject $200 million of equity into UNS Energy when the merger is finalized, strengthening our

Exhibit 99.3

balance sheet and helping us fund our plan to purchase Unit 3 at the natural gas-fired Gila River Power Plant. Fortis’ strong credit rating also will improve our access to financial markets for future needs. Projects that might have proven out of reach will become more accessible as part of a new, larger Fortis federation of utilities.

Fortis is a respected provider of regulated utility service with a strong reputation for customer focus and community support. Fortis has pledged to maintain or enhance our volunteer programs and other charitable efforts, honor our existing labor agreements and preserve our local management’s ability to establish staffing levels, oversee regulatory affairs and make other key decisions. These commitments, combined with Fortis’ strong track record and financial standing, should reassure the ACC and others that this transaction will serve the public interest.

I’m confident this merger is in your best interest as well. In addition to the stability provided by Fortis’ financial strength, our employees will gain access to best practices and technology from an international family of well-run utilities. I was pleased to learn that Fortis’ executives share our own customer-focused culture, something I hope you’ll learn for yourself in coming months.

Employee Meetings Today

I’d like to invite you to join me or one of our other corporate leaders at an employee meeting later today to discuss this transaction. Details about these meetings are available below. I know we’re all busy, but I hope you can join us to learn more about this proposed acquisition and ask any questions you may have. Additional details also are available on our Inside UNS employee website.

Thank you for everything you’ve done for our company and our customers. Your contributions have helped prepare us for an exciting new era for UNS Energy.

Sincerely,

Paul Bonavia

Meeting Details

If possible, please attend an employee meeting today at 3:30 p.m. one of the following locations:

Tucson
UNS Energy HQ, 2nd Floor Auditorium
Green Team Modular
Line Construction Show-Up Room
OH Large Meeting Room
Southwest Energy Solutions

Springerville Generating Station
Training Building

Flagstaff
Large Conference Room, Shamrell Office

Lake Havasu City
Business Office, Large Conference Room

Kingman
Operations Building, Warehouse Crew Room
Gas Office, Conference Room

Exhibit 99.3

Kingman Business Office, Conference Room

Nogales
Administration Building, Large Video Conference Room

Also, a limited number of connections will be available to a conference call broadcast of the meeting being held at UNS Energy HQ. If you cannot attend a meeting in person, please find a conference room to share with other employees and dial in together by calling 1-877-273-4202, conference room #5264912. Please put your phone on “mute” after you dial in.

Forward-Looking Statements
Statements included in this news release and any documents incorporated by reference which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Exchange Act. Forward-looking statements may be identified by words including “anticipates,” “intends,” “estimates,” “believes,” “projects,” “expects,” “plans,” “assumes,” “seeks,” and similar expressions. Forward-looking statements including, without limitation, those relating to UNS Energy Corporation’s and its subsidiaries’ future business prospects, revenues, proceeds, working capital, investment valuations, liquidity, income, and margins, as well as the timing and consequences of the Fortis acquisition, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time-to-time in the forward-looking statements. Those factors include, but are not limited to: the possibility that various conditions precedent to the consummation of the Fortis transaction will not be satisfied or waived; the ability to obtain shareholder and regulatory approvals of the Fortis transaction on the timing and terms thereof; state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of our pension and other retiree benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; cyber attacks or challenges to our information security; and the performance of TEP's generating plants; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. UNS Energy Corporation and its subsidiaries undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.
Additional Information about the Acquisition and Where to Find It
In connection with the proposed acquisition, UNS Energy Corporation will file a proxy statement with the SEC and intends to file other relevant materials with the SEC. Investors and security holders of UNS Energy Corporation are urged to read the proxy statement and other relevant materials filed with the SEC when they become available because they will contain important information about the proposed acquisition and related matters. The final proxy statement will be mailed to UNS Energy Corporation stockholders. Investors and stockholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by UNS Energy Corporation, at the SEC's website, www.sec.gov. These documents (when they are available) can also be obtained by investors and stockholders free of charge from UNS Energy Corporation by directing a request to Library and Resource Center, UNS Energy Corporation, 88 E. Broadway Boulevard, Mail Stop HQW302, Tucson, Arizona 85701.
Participants in the Solicitation of Proxies
This communication is not a solicitation of a proxy from any security holder of UNS Energy Corporation. However, UNS Energy Corporation, Fortis and certain of their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from shareholders of UNS Energy Corporation in

Exhibit 99.3

connection with the proposed acquisition. Information about UNS Energy Corporation’s directors and executive officers may be found in its 2012 Annual Report on Form 10-K filed with the SEC on February 27, 2013, and definitive proxy statement relating to its 2013 Annual Meeting of Stockholders filed with the SEC on March 21, 2013. Information about Fortis’ directors and executive officers may be found in its Management Information Circular available on its website at www.fortisinc.com. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the merger will be included in the proxy statement and other relevant materials filed with the SEC when they become available.